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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) September 28, 2001




                          GENERAL DYNAMICS CORPORATION

             (Exact name of registrant as specified in its charter)




           Delaware                   1-3671                 13-1673581
           --------                   ------                 ----------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


   3190 Fairview Park Drive, Falls Church, Virginia                22042-4523
  ------------------------------------------------                 ----------
     (Address of principal executive offices)                      (Zip Code)


                                 (703) 876-3000
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.    Other Events

       On September 28, 2001, General Dynamics Corporation announced that it had completed its acquisition of Motorola Inc.'s Integrated Information Systems Group for $825 million in cash. The new entity will be known as General Dynamics Decision Systems. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release announcing the completion of the acquisition.


Item 7.    Financial Statements and Exhibits

(c)  Exhibits

           Exhibit 99.1 -    Press Release dated September 28, 2001, "General
                             Dynamics Completes Acquisition of Motorola
                             Integrated Information Systems"


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        GENERAL DYNAMICS CORPORATION


                        by     /s/  John W. Schwartz
                               -------------------------------------------------
                               John W. Schwartz
                               Vice President and Controller
                               (Authorized Officer and Chief Accounting Officer)

Dated:  October 1, 2001


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